THE RBB FUND, INC.

Abbey Capital Multi Asset Fund

Class I Shares (Ticker: MAFIX)
Class A Shares (Ticker: MAFAX)
Class C Shares (Ticker: MAFCX)

Supplement dated June 13, 2024
to the Fund’s Prospectus and Statement of Additional Information (“SAI”),

each dated December 31, 2023, as supplemented

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

Effective as of June 13, 2024, Winton Capital Management Limited (“Winton”) will serve as a trading adviser to the Abbey Capital Multi Asset Fund (the “Fund”) and its subsidiaries, ACMAF Offshore SPC, a segregated portfolio company incorporated under the laws of the Cayman Islands, and ACMAF Onshore Series LLC, a Delaware series limited liability company. Accordingly, the following changes are made to the Fund’s Prospectus and SAI:

(i)	The second paragraph under the section titled “SUMMARY SECTION — Management of the Fund — Investment Adviser and Trading Advisers” on page 10 of the Fund’s Prospectus is deleted and replaced with the following:

Aspect Capital Limited, Crabel Capital Management, LLC, Eclipse Capital Management, Inc., Graham Capital Management L.P., Revolution Capital Management, LLC, Tudor Investment Corporation, Welton Investment Partners LLC, and Winton Capital Management Limited each serve as a Trading Adviser to the Fund.

(ii)	The following is added at the end of the section titled “MORE INFORMATION ABOUT MANAGEMENT OF THE FUND — Trading Advisers” on page 26 of the Fund’s Prospectus:

Winton Capital Management Limited

The Adviser has entered into a trading advisory agreement with Winton Capital Management Limited (“Winton”) to manage a portion of the Fund’s assets using the Winton Major Market Trend Strategy. Winton is incorporated under the laws of England and Wales and its registered office is at One Hooper’s Court, Knightsbridge, London SW3 1AF, United Kingdom. Winton is authorized and regulated by the UK Financial Conduct Authority and is registered as a CTA and CPO with the CFTC and is a member of the NFA.

David Harding, Founder and Executive Chair

David Harding has been at the forefront of systematic investment management for more than 35 years. He has founded two successful investment management companies: the first, AHL, was sold to Man Group in 1994; he launched the second, Winton, in 1997. David’s philanthropic interests focus on funding scientific research and the communication of scientific ideas. In February 2019, David’s foundation gave $130 million to Cambridge University, part of which funds the Harding Distinguished Postgraduate Scholars Programme. Other notable gifts include donations to the Cavendish Laboratory, the Max Planck Institute in Berlin and the Science Museum in London. David and his wife Claudia are signatories of the Giving Pledge, a commitment to give away more than half their wealth during their lifetimes. David sits on the Advisory Board of the Royal Society, the University of Cambridge Development Board, and is an honorary Fellow of the Science Museum, and of St Catharine’s College, Cambridge. A graduate of Cambridge University, David received a first-class Honours degree in natural sciences, specializing in theoretical physics.

Simon Judes, Co-CIO

Simon Judes leads Winton's investment management and research activities. He is a member of the firm’s executive management and investment committees. Joining Winton as a researcher in 2008, Simon has worked on projects ranging from developing new commodity, macro and equity trading strategies, to leading research into portfolio construction methods. He took over responsibility for Winton's core futures and forwards strategies in 2016 and has since led the design of standalone and bespoke implementations of Winton's CTA strategies. Simon has a first-class Honours degree in physics and philosophy from Oxford University, and a PhD in physics from Columbia University, with a thesis on string theory and cosmology.

Carsten Schmitz, Co-CIO

Carsten Schmitz leads Winton’s investment management and research activities. He is a member of Winton’s executive management and investment committees. Carsten joined Winton in 2008 as a researcher focused on the design of quantitative trading strategies. From 2012 Carsten was leading Winton’s Zurich research team, before moving back to London and being promoted to Head of Investment Strategy and subsequently Head of Research. Carsten earned a Diploma with distinction from RWTH Aachen in Germany and a PhD with distinction from the University of Zurich. For his PhD and postdoctoral position, Carsten worked at the DESY collider facility in Hamburg, analyzing data from high-energy particle collisions.

Joss Anstey, Head of Investment Operations

Joss Anstey is responsible for Winton’s execution, middle office and treasury functions. He is a member of the firm’s executive management and investment committees. Joss has led the development of Winton’s execution and operational capabilities over the past decade as the firm has expanded its investment universe into a wider range of global equities, exchange-traded and OTC derivatives, and credit instruments. Joss joined Winton in 2012 from Société Générale as a foreign exchange trading specialist, before his appointment to Head of Execution in 2014. Joss holds a first-class degree in mathematics and an MSc with distinction in finance, both from Imperial College, London.

Nick Saunders, Chief Operating Officer

Nick Saunders is responsible for all of Winton’s non-investment functions. He is a member of the Winton’s executive management and investment committees and chairs the firm's ESG committee, which coordinates its corporate social responsibility efforts. Since joining Winton in 2011, Nick has overseen the build out of the investment infrastructure and technology needed to support the firm’s expansion into new asset classes, trading strategies, and bespoke client solutions. Prior to his appointment as Chief Operating Officer in 2017, Nick held senior leadership roles across Winton’s technology and investment operations teams, including Chief Information Officer and Head of Investment Operations. Before Winton, Nick was Co-Head of European Operations at Marshall Wace and received a BA Honours degree in geography from the University of Birmingham.

(iii)	The following is added to the table beneath the sentence “The current Trading Advisers to the Fund are set forth below” on Page 27 of the Fund’s SAI, under the section titled “INVESTMENT ADVISORY AND OTHER SERVICES — INVESTMENT TRADING ADVISERS”:

Winton Capital Management Limited (“Winton”) One Hooper’s Court, Knightbridge, London SW3 1AF, United Kingdom	Winton is a quantitative investment management firm, founded by Sir David Harding in 1997 and headquartered in London. The Winton Major-Market Trend Strategy applies the trend-following models that the firm has developed over the last 25+ years to a diversified universe of commodities, stock indices, currencies and fixed income markets.

Please retain this Supplement for future reference.